UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

EMS TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Engineering Drive Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 263-9200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2010, Francis J. Erbrick informed the Company’s Nominating Subcommittee that he declined to be considered for nomination for election, at the Company’s Annual Meeting of Shareholders scheduled to be held on May 11, 2010, to serve an additional one-year term as a member of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.

Date: February 23, 2010

By:    /s/ Gary B. Shell

Gary B. Shell
Senior Vice President, Chief Financial Officer and Treasurer